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                                                                EXHIBIT 10.22(b)


                               FIRST AMENDMENT TO
                          RESIDUALS FINANCING AGREEMENT


         THIS FIRST AMENDMENT TO RESIDUALS FINANCING AGREEMENT (this "Amendment") is made and dated as of the 6th day of October, 1998, by and among AAMES CAPITAL CORPORATION, a California corporation (the "Company"), AAMES FINANCIAL CORPORATION, a Delaware corporation and the sole shareholder of the Company (the "Parent"); and NATIONSBANK, N.A., a national banking association (the "Lender").


                                    RECITALS

         A. Pursuant to that certain Residuals Financing Agreement dated as of September 4, 1998 among the Company, the Parent and the Lender (as amended, extended and replaced from time to time, the "Agreement" and with capitalized terms used herein and not otherwise defined herein used with the meanings given such terms in the Agreement), the Lender agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

         B. The parties hereto have agreed to amend the Agreement in certain respects, as set forth more particularly below.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

         1. OTHER NATIONSBANK OBLIGATIONS. To reflect the agreement of the parties to use the Collateral to secure certain other obligations from time to time owed by the Company to the Lender, effective as of the Effective Date (as such term is defined in Paragraph 3 below):

                  (a) A new definition of the term "Other NationsBank Obligations" is hereby added to Paragraph 11 of the Agreement, in correct alphabetical order, to read in its entirety as follows:

                           "'OTHER NATIONSBANK OBLIGATIONS' shall mean any and all debts, obligations and liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased,


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         created or incurred), other than the Obligations and any and all debts, obligations and liabilities of the Company to the Lender pursuant to the Warehousing Agreement."

                  (b) Paragraph 1(a) of the Agreement is hereby amended to read in its entirety as follows:

                           "1(a) REVOLVING CREDIT LIMIT. On the terms and subject to the conditions set forth herein, the Lender agrees that it shall from time to time to but not including the earlier to occur of the Conversion Date and the Maturity Date (as such terms and capitalized terms not otherwise defined herein are defined in Paragraph 11 below) make loans (the "Revolving Loans" or a "Revolving Loan") to the Company in an amount not to exceed, in the aggregate at any one time outstanding, the lesser of:

                                 (1) The Revolving Credit Limit; and

                                 (2) The Collateral Value of the Residuals
         Borrowing Base;

         minus, in each case, the aggregate amount of all outstanding Other NationsBank Obligations."

                  (c) Paragraph 3(d)(1) of the Agreement is hereby amended to read in its entirety as follows:

                           "(1) In the event the Lender shall determine on any date that the Collateral Value of the Residuals Borrowing Base is less than the sum of (i) the aggregate principal amount of Revolving Loans outstanding on such date, plus (ii) the aggregate amount of all Other NationsBank Obligations outstanding on such date, the Lender may, in its sole discretion, elect to deliver to the Company (which delivery may be by facsimile transmission) a Collateral Valuation Report so demonstrating. Upon receipt of such a Collateral Valuation Report, the Company shall, no later than thirty (30) days thereafter and subject to the right of the Company to exercise the Term-Out Option as provided in Paragraph 1(c) above, pay to the Lender an amount to prepay the Revolving Loans (a "Required Principal Prepayment") equal to the amount by which the sum of (i) the aggregate principal amount of Revolving Loans outstanding ON THE DATE OF PAYMENT by the Company, plus (ii) the aggregate amount of all Other NationsBank Obligations outstanding ON THE DATE OF PAYMENT by the Company exceeds the Collateral Value of the Residuals Borrowing Base ON THE DATE OF PAYMENT by the Company."

                  (d) Paragraph 3(d)(2) of the Agreement is hereby amended to read in its entirety as follows:

                           "(2) If, but only if, at such time as the Company shall be required to prepay Revolving Loans under subparagraph (1) of this Paragraph 3(d)


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         there shall not have  occurred and be continuing an Event of Default or
         Potential Default, in lieu of making a Required Principal Prepayment thereunder or exercising the Term-Out Option, the Company may deliver
         to  the  Lender  additional   Eligible  Residual   Securities  with  an
         Established  Collateral  Value  such that the sum of (i) the  aggregate
         principal  balance  of  Revolving  Loans  outstanding,   and  (ii)  the
         aggregate amount of all Other NationsBank Obligations outstanding, does not exceed the Collateral Value of the Residuals Borrowing Base, it being expressly acknowledged and agreed by the Company that such additional Eligible Residual Securities must be delivered to the Lender no later than ten Business Days prior to the date on which the Required principal Prepayment is due to permit a timely determination as to eligibility to be made by the Lender."

                  (e) Paragraph 1 of the Security Agreement is hereby amended to read in its entirety as follows:

                           "1. GRANT OF SECURITY  INTEREST.  The Company  hereby
         pledges and grants to the Lender a first priority, perfected security interest in the collateral described more particularly in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations and the Other NationsBank Obligations."

         2. REAFFIRMATION OF LOAN DOCUMENTS. Each of the Company and the Parent hereby affirms and agrees that (a) except as expressly amended hereby, the execution and delivery by the Company and the Parent of and the performance of their obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the Parent or the rights of the Lender under the Agreement, the Security Agreement, the Guaranty or any other Loan Document, (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Company under the Agreement as amended hereby.

         3. EFFECTIVE DATE. This Amendment shall be effective as of the date (the "Effective Date") on which the Company has duly executed and delivered to the Lender this Amendment, as well as such corporate resolutions, incumbency certificates and other authorizing documentation as the Lender may reasonably request.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Parent hereby represents and warrants to the Lender as follows:

                  (a) Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and the Parent and constitutes the legal, valid and binding obligations of each, enforceable against each in accordance with its terms.


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                  (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (i) the representations and warranties of the Company and the Parent contained in the Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

         5. NO OTHER AMENDMENT. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                           AAMES CAPITAL CORPORATION, a
                                           California corporation

                                           By:      /S/  DAVID A. SKLAR
                                              ----------------------------------
                                           Name:    David A. Sklar
                                               ---------------------------------
                                           Title:   EVP & CFO
                                                --------------------------------


                                           AAMES FINANCIAL CORPORATION, a
                                           Delaware corporation

                                           By:      /S/  BARBARA S. POLSKY
                                              ----------------------------------
                                           Name:    Barbara S. Polsky
                                                --------------------------------
                                           Title:   EVP & General Counsel
                                                 -------------------------------


                                           NATIONSBANK, N.A., a national banking
                                           association
                                           By:     /S/ CAROLYN WARREN
                                              ----------------------------------
                                           Name:   Carolyn Warren
                                                --------------------------------
                                           Title:  Senior Vice President
                                                 -------------------------------


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